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                                                                    EXHIBIT 10.4

                               ALLONGE AMENDMENT

               ALLONGE AMENDMENT attached to 13.5% Senior Secured
          Note, dated July 2, 1996, issued by Triarc Companies, Inc., payable to the order of National Propane, L.P.

     On July 2, 1996 Triarc Companies, Inc. (together with its successors and permitted assigns, the "Borrower") issued a 13.5% Senior Secured Note, in the original principal amount of $40,700,000 (the "Note"), payable to the order of National Propane, L.P. (together with its successors and permitted assigns, the "Lender"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Note.

     The Borrower and the Lender hereby agree that the Note shall be amended as follows:

     1. Amendments to the Note.

          (a) The first sentence in the first paragraph of the Note is hereby amended in its entirety to read as follows:

          "FOR VALUE RECEIVED, the undersigned, Triarc Companies,
          Inc., a Delaware corporation (together with its successors and permitted assigns, the "Borrower"), hereby promises to pay to the order of National Propane, L.P. (together with its successors and permitted assigns, the "Lender"), at such place as the Lender shall from time to time designate to the Borrower in writing, the aggregate principal amount of FORTY MILLION SEVEN HUNDRED THOUSAND DOLLARS ($40,700,000), in such amounts and on such dates as determined according to Section 1 hereof, with daily interest on the outstanding principal amount hereof from the date hereof to (but excluding) the maturity of this Note (whether by acceleration or otherwise) at the rate set forth in Section 2 hereof,



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          said interest being payable in quarterly installments in
          arrears on the 30th day of March, June, September and December in each year and at maturity."

          (b) Section 4.1, Prepayment by Borrower, of the Note is hereby amended by inserting new subsection (f), which shall read in its entirety as follows:

          "(f) Notwithstanding anything to the contrary contained in this Section 4.1, at any time on or after July 20, 1998 but prior to February 15, 1999, the Borrower shall have the right, at any time and from time-to-time, at its sole option and election, to prepay, without premium or penalty, up to an aggregate of $10,000,000 of the outstanding principal amount of this Note, together with accrued interest on the portion prepaid."

     2. Confirmation of Terms of Note. Except to the extent amended by this Allonge Amendment, the provisions of the Note are hereby confirmed and shall remain in full force and effect.

     3. Successors and Assigns. This Allonge Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

     4. Governing Law. THIS ALLONGE AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO INSTRUMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.



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     IN WITNESS WHEREOF, the parties hereto have executed this Allonge Amendment as of the 30th day of June, 1998.


                                           TRIARC COMPANIES, INC.


                                           By:  /s/  John L. Barnes, Jr.
                                              ---------------------------
                                              Name:  John L. Barnes, Jr.
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


                                           NATIONAL PROPANE, L.P.
                                           By: National Propane Corporation,
                                                 its managing general partner


                                           By:  /s/  Ronald R. Rominiecki
                                              ---------------------------
                                              Name:  Ronald R. Rominiecki
                                              Title: President and
                                                     Chief Operating Officer


                                           By: National Propane SGP, Inc.,
                                                 its special general partner


                                           By:  /s/  Ronald R. Rominiecki
                                              ---------------------------
                                              Name:  Ronald R. Rominiecki
                                              Title: President and
                                                     Chief Operating Officer


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